Asset Securitizations (Tables)	12 Months Ended
Dec. 31, 2014
Table Text Block [Abstract]
Restricted cash held by trusts

The following table presents the restricted cash held by the Charge Trust and the Lending Trust as of December 31, 2014 and 2013, included in Other Assets on the Company’s Consolidated Balance Sheets:

(Millions)	2014	2013
Charge Trust	$2	$2
Lending Trust	62	56
Total	$64	$58